UNIVERSAL ANNUITY
                                               SUPPLEMENT DATED JULY 24, 2002 TO
                                                    PROSPECTUS DATED MAY 1, 2002

Please retain this supplement and keep it with the contract prospectus for future reference.

GENERAL

     Because of a name change, all references to the "Salomon Brothers Global High Yield Portfolio" are replaced with "Salomon Brothers Strategic Bond Portfolio."

THE VARIABLE FUNDING OPTIONS

     The following information replaces the investment objective descriptions that are contained in the prospectus for these variable funding options:


                                                                   INVESTMENT
       FUNDING OPTION               INVESTMENT OBJECTIVE      ADVISER/SUBADVISER
       --------------               --------------------      ------------------

JANUS ASPEN SERIES            Invests, under normal           Janus Capital
  International Growth        circumstances, at least 80%
  Portfolio - Service Shares  of its net assets in
                              securities of issuers from at
                              least five different
                              countries, excluding the U.S.
                              The portfolio may, at times,
                              invest in U.S. issuers and it
                              may invest all of its assets
                              in fewer than five countries
                              or even a single country.

TRAVELERS SERIES FUND         Seeks total return by           TIA
  Salomon Brothers            primarily investing in a        Subadviser: SBAM
  Strategic Bond Portfolio**  globally diverse portfolio
                              of fixed income securities.

  Smith Barney High Income    Seeks high current income.      SBFM
  Portfolio*                  Capital appreciation is a
                              secondary objective.

THE TRAVELERS GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES
(ACCOUNT GIS)

     Effective July 31, 2002, the following information replaces and supplements certain information for The Travelers Growth and Income Stock Account for Variable Annuities:

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account GIS invests primarily in stocks of large U.S. companies representing a wide range of industries. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account GIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.

THE TRAVELERS QUALITY BOND ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT QB)

     The following supplements information for The Travelers Quality Bond Account for Variable Annuities:

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.


THE TRAVELERS TIMED GROWTH AND INCOME STOCK ACCOUNT FOR VARIABLE ANNUITIES (ACCOUNT TGIS)

     Effective July 31, 2002, the following information replaces and supplements certain information for The Travelers Timed Growth and Income Stock Account for Variable Annuities:

SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). Account TGIS invests primarily in stocks of large U.S. companies representing a wide range of industries, while maintaining a highly marketable portfolio in order to accommodate cash flows associated with market-timing moves. Stock selection is based on a quantitative screening process, which favors companies that achieve earnings growth above consensus expectations, and whose stocks offer attractive relative value. In order to achieve consistent performance, TIMCO manages Account TGIS to mirror the overall risk, sector weightings and growth value style characteristics of the Standard & Poor's 500 Stock Index ("S&P 500"). The S&P 500 is a value-weighted equity index comprised mainly of large-company stocks.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.


THE TRAVELERS TIMED AGGRESSIVE STOCK ACCOUNT FOR VARIABLE ANNUITIES
(ACCOUNT TAS)

     Effective July 31, 2002, the following information replaces and supplements certain information for The Travelers Timed Aggressive Stock Account for Variable Annuities:


SELECTION PROCESS: The Account normally invests at least 80% of its assets in equity securities ("80% investment policy"). In selecting investments for the portfolio, TIMCO identifies stocks that appear to be undervalued. A computer model reviews over one thousand stocks using fundamental and technical criteria such as price relative to book value, earnings growth and momentum, and the change in price relative to a broad composite stock index. Computer-aided analysis may also be used to match certain characteristics of the portfolio, such as industry sector representation, to the characteristics of a market index, or to impose a tilt toward certain attributes. Account TAS currently focuses on mid-sized domestic companies with market capitalizations that fall between $500 million and $10 billion.

80% INVESTMENT POLICY: The Account will notify shareholders at least 60 days' prior to changing its 80% investment policy.



L - 12996                                                          July 24, 2002